Exhibit 10.2

BORROWER SUPPLEMENT NO. 1

Reference is made to that certain Loan and Security Agreement dated as of June 16, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2004 (as heretofore amended and as otherwise amended, restated, supplemented or modified from time to time, the “Loan Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement), among DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company (“DJL”), THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company (“OED, and together with DJL, referred to hereinafter each individually as a “Borrower”, and collectively, as “Borrowers”), Lenders signatories thereto, and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and agent for the Lenders (“Agent”).

Whereas, the undersigned (“New Borrower”) is required to join the Loan Agreement as a Borrower and become a Borrower by executing and delivering in favor of Agent this Borrower Supplement.  Upon the execution and delivery of this Borrower Supplement by New Borrower, New Borrower shall become a Borrower under the Loan Agreement with the same force and effect as if originally named as a Borrower therein.

New Borrower hereby agrees as follows:

1.             New Borrower, by its signature below, becomes a “Borrower” under the Loan Agreement with the same force and effect as if originally named therein as a “Borrower,” and New Borrower hereby agrees to all of the terms and provisions of the Loan Agreement applicable to it as a “Borrower” thereunder.  In furtherance of the foregoing, New Borrower agrees that New Borrower is and shall be jointly and severally bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Borrower” under the Loan Agreement and the other Loan Documents.  Each reference to a “Borrower” in the Loan Agreement shall be deemed to include New Borrower.  The Loan Agreement is incorporated herein by reference.

2.             In furtherance of the foregoing, New Borrower, as security for the payment and performance in full of the Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group, a security interest in all Collateral of New Borrower, and all additions thereto and replacements thereof and all other property of New Borrower whether now or hereafter created, acquired or reacquired, to secure the full and prompt payment of the Obligations, including, without limitation, any interest thereon, plus attorneys’ fees and expenses if the Obligations represented by the Loan Agreement are collected by law, through an attorney-at-law, or under advice therefrom.

3.             New Borrower represents and warrants to Agent and the other members of the Lender Group that this Borrower Supplement has been duly executed and delivered by New Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.             Any signature delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

5.             Except as expressly supplemented hereby, the Loan Agreement shall remain in full force and effect.

6.             THE VALIDITY OF THIS BORROWER SUPPLEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

7.             This Borrower Supplement shall be considered a Loan Document for all purposes.

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IN WITNESS WHEREOF, New Borrower has duly executed this Borrower Supplement as of May 13, 2005.

NEW BORROWER:	DIAMOND JO WORTH, LLC, a Delaware
limited liability company

	By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

CONSENTED:	THE OLD EVANGELINE DOWNS, L.L.C.,
a Louisiana limited liability company

	By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

DIAMOND JO, LLC, a Delaware limited liability company

	By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer